Fees Summary	Oct. 28, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 15,172,500.00
Previously Paid Amount	0.00
Total Fee Amount	2,095.32
Total Offset Amount	0.00
Net Fee	$ 2,095.32